THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated August 7, 2008, but effective as of June 30, 2008, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A. (successor by merger to Commerce Bank, N.A.), a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A. (successor by merger to Commerce Bank, N.A.), a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below), (each such  financial institution, individually each being a “Lender” and collectively all being “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit not to exceed Seventy Five Million Dollars ($75,000,000) (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           An Event of Default exists under the Loan Agreement, and Borrower has requested Lenders’ waiver of such Event of Default.  Lenders have agreed to waive such Event of Default in accordance with and subject to the satisfaction of the conditions hereof.

D.           Borrower has requested that Agent and Lenders also modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Waiver of Existing Default.  Borrower acknowledges that Borrower failed to maintain the minimum Consolidated Net Worth required under Section 6.8(a) of the Loan Agreement for the fiscal quarter ending June 30, 2008 (the “Existing Default”) and that such failure constitutes an Event of Default under the Loan Agreement.  Upon satisfaction of each of the Effectiveness Conditions set forth in Section 8 of this Amendment, Lenders shall be deemed to have waived the Existing Default as of the date of this Amendment.  Lenders’ waiver of the Existing Default shall in no way be construed as an agreement to waive any Default or Event of Default that may have occurred prior to the date hereof other than the Existing Default nor to waive any Default or Event of Default arising after the date hereof, and Agent and Lenders reserve all rights and remedies under the Loan Agreement and the Loan Documents as to any Default or Event of Default other than the Existing Default.  The granting of the waiver of the

Existing Default under this Amendment shall not be construed as a course of conduct or dealing on the part of Agent and Lenders.

2.           Amendments to Loan Agreement.

a.           Section 1 of the Loan Agreement shall be amended by deleting the definition of Maximum Revolving Credit Amount and replacing it as follows:

Maximum Revolving Credit Amount – Subject to Section 2.9(b), the aggregate sum of each Lender’s Revolving Credit Pro Rata Share, which in no event shall exceed in the aggregate:

(a) from August 7, 2008 through September 29, 2008, Sixty Million Dollars ($60,000,000);

(b) from September 30, 2008 through December 30, 2008, Fifty-Five Million Dollars ($55,000,000);

(c) from December 31, 2008 through March 30, 2009, Forty-Five Million Dollars ($45,000,000); and

(d) After March 30, 2009, Thirty Million Dollars ($30,000,000); provided that notwithstanding any other provision of this Agreement, after March 30, 2009, the Revolving Credit Pro Rata Share of U.S. Bank, National Association shall be reduced to Zero Dollars ($0) and U.S. Bank, National Association shall no longer be a Lender under this Agreement. ..

b.           Schedule A to the Loan Agreement shall be replaced in its entirety with Schedule A as attached to this Amendment.

c.           Section 6.8 of the Loan Agreement shall be amended by deleting subsection (a) and replacing it as follows:

(a) Consolidated Net Worth - Borrower shall maintain at all times Consolidated Net Worth, to be tested quarterly at the end of each fiscal quarter, of not less than the following amounts for the following periods:

June 30, 2008 through September 29, 2008                                                                                                           $150,000,000
September 30, 2008 through September 29, 2009                                                                                                           $170,000,000
September 30, 2009 through September 29, 2010                                                                                                           $180,000,000
September 30, 2010 through September 29, 2011                                                                                                           $190,000,000
September 30, 2011 through September 29, 2012                                                                                                           $200,000,000

3.           Further Amendments. Each of Borrower and Lenders, as consideration for the waiver of the Existing Default, hereby agree to negotiate in good faith a future amendment (the “Future Amendment”) to Section 6.8(a) of the Loan Agreement, and to execute and deliver such Future Amendment, along with Borrower’s payment of all of Agent’s expenses and such other items as Agent may reasonably require in connection with the preparation, execution and delivery of the Future Amendment, to Agent no later than sixty (60) days after the date hereof.

4.           Representations and Warranties.  Borrower warrants and represents to Agent and Lenders that:

a.           Prior Representations. Borrower, by its execution of this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents and restates such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b.           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.           No Default.  After giving effect to this Amendment, no Default or Event of Default exists.

5.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower's now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

6.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on August 6, 2008, it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $43,600,000 without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

7.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

8.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery of this Amendment by the parties hereto;

b.           Payment by Borrower of all of Agent’s Expenses;

c.           Payment by Borrower to Agent, for the benefit of Lenders, of a non-refundable waiver fee in the amount of Ten Thousand Dollars ($10,000); and

d.           Such other items as Agent may reasonably require.

9.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

10.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

11.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.           Waiver of Jury Trial:  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By:
Name:
Title:

AGENT:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.)

By:
Name:
Title:

LENDERS:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.), as Lender

By:
Name:
Title:

U.S. Bank, National Association, as Lender

By:
Name:
Title:

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By:
Name:
Title:

Chesterfield Mortgage Investors, Inc.

By:
Name:
Title:

Coredo Capital Management, LLC

By:
Name:
Title:

Ischus Capital Management, LLC

By:
Name:
Title:

RAI Ventures, Inc.

By:
Name:
Title:

                          RCP Financial, LLC

By:
Name:
Title:

Resource Credit Management, LLC

By:
Name:
Title:

Resource Capital Manager, Inc.

By:
Name:
Title:

Resource Capital Investor, Inc.

By:
Name:
Title:

Resource Capital Partners, Inc.

By:
Name:
Title:

Resource Credit Partners GP, Inc.

By:
Name:
Title:

                                                      Resource Financial Institutions Group,  Inc.

By:
Name:
Title:

Resource Financial Fund Management, Inc.

By:
Name:
Title:

Resource Housing Investors I, Inc.

By:
Name:
Title:

Resource Housing Investors II, Inc.

By:
Name:
Title:

Resource Housing Investors III, Inc.

By:
Name:
Title:

Resource Housing Investors IV, Inc.

By:
Name:
Title:

                                    Resource Leasing, Inc.

By:
Name:
Title:

Resource Programs, Inc.

By:
Name:
Title:

Resource Properties VIII, Inc.

By:
Name:
Title:

Resource Properties XIV, Inc.

By:
Name:
Title:

Resource Properties XVII, Inc.

By:
Name:
Title:

Resource Properties XXIV, Inc.

By:
Name:
Title:

                                Resource Properties XXV, Inc.

By:
Name:
Title:

Resource Properties XXVI, Inc.

By:
Name:
Title:

Resource Properties XXX, Inc.

By:
Name:
Title:

Resource Properties XXXI, Inc.

By:
Name:
Title:

Resource Properties XXXIII, Inc.

By:
Name:
Title:

Resource Properties XL, Inc.

By:
Name:
Title:

Resource Properties XLI, Inc.

By:
Name:
Title:

Resource Properties XLIX, Inc.

By:
Name:
Title:

Resource Properties 54, Inc.

By:
Name:
Title:

Resource Properties XLVII, Inc.

By:
Name:
Title:

Resource Real Estate, Inc.

By:
Name:
Title:

Resource Real Estate Funding, Inc.

By:
Name:
Title:

Resource Real Estate Holdings, Inc.

By:
Name:
Title:

Resource Rittenhouse, Inc.

By:
Name:
Title:

Resource Real Estate Management, LLC

By:
Name:
Title:

RRE1 Duraleigh Member, LLC

By:
Name:
Title:

RRE2 Duraleigh Member, LLC

By:
Name:
Title:

SCHEDULE “A”

Lenders	Pro Rata Percentage	Revolving Credit Pro Rata Share
From August 7, 2008 through September 29, 2008:
TD Bank, N.A. (successor by merger to Commerce Bank, N.A.)	66.66666666%	$40,000,000.00
U.S. Bank, National Association	33.33333334%	$20,000,000.00
From September 30, 2008 through December 30, 2008:
TD Bank, N.A.	66.66666666%	$36,666,667.00
U.S. Bank, National Association	33.33333334%	$18,333,333.00
From December 31, 2008 through March 30, 2009:
TD Bank, N.A.	66.66666666%	$30,000,000.00
U.S. Bank, National Association	33.33333334%	$15,000,000.00
After March 30, 2009:
TD Bank, N.A.	100%	$30,000,000.00

(Schedule A to Loan and Security Agreement)